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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the registration statement on Form S-8 under the Securities Act of 1933 of our report dated June 3, 2003, on the financial statements and supplemental schedules of the INTERLINQ SOFTWARE CORP 401(K) PROFIT SHARING PLAN AND TRUST.

/s/ McGladrey & Pullen, LLP

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McGladrey & Pullen, LLP
Tacoma, Washington
June 27, 2003